AMENDMENT TO
                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated May 1, 1999, by and among AIM Variable Insurance Funds, a Delaware Trust, Columbus Life Insurance Company, an Ohio life insurance company and Touchstone Securities, Inc., is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

------------------------------------------ ----------------------------------------- -------------------------------

   FUNDS AVAILABLE UNDER THE POLICIES       SEPARATE ACCOUNTS UTILIZING THE FUNDS       CONTRACTS FUNDED BY THE
                                                                                           SEPARATE ACCOUNTS
------------------------------------------ ----------------------------------------- -------------------------------
            (SERIES I SHARES)              o  Columbus Life Separate Account  1         o  Columbus Life Variable
AIM V.I. Government Securities Fund                                                        Universal Life
AIM V.I. Growth Fund

------------------------------------------                                           -------------------------------

           (SERIES II SHARES)                                                           o  Pinnacle Variable
AIM V.I. Basic Value Fund                                                                  Universal Life
AIM V.I. Capital Appreciation Fund                                                      o  Legacy Survivorship
AIM V.I. Growth Fund                                                                       Variable Universal Life
AIM V.I. Premier Equity Fund

------------------------------------------ ----------------------------------------- -------------------------------


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective:
            --------------------------------


                                      AIM VARIABLE INSURANCE FUNDS

Attest:                               By:
         ------------------------          --------------------------------
Name:  Nancy L. Martin                Name:  Carol F. Relihan
Title: Assistant Secretary        Title:     Senior Vice President



                                      COLUMBUS LIFE INSURANCE COMPANY

Attest:                               By:
         ------------------------          --------------------------------

Name:                                 Name:
      ---------------------------           -------------------------------

Title:                                Title:
          -----------------------              ----------------------------

                                      TOUCHSTONE SECURITIES, INC.

Attest:                               By:
         ------------------------          --------------------------------

Name:                                 Name:
      ---------------------------           -------------------------------

Title:                                Title:
          -----------------------              ----------------------------